UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 9, 2023
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) The Board of Directors of Integer Holdings Corporation (the “Company”) has appointed Diron Smith, who currently serves as the Company’s Vice President and Interim Chief Financial Officer, as the Executive Vice President and Chief Financial Officer (“CFO”) of the Company, effective October 9, 2023. This appointment followed an internal and external search for candidates.
Mr. Smith, age 50, joined the Company in August of 2021. Prior to joining the Company, Mr. Smith served in various finance roles at Tiffany & Co., including VP, Finance Officer, Americas from January 2021-August 2021, VP, Finance Officer, Global Supply & Distribution from October 2017-January 2021 and Senior Director Finance, Global Jewelry Supply from March 2016-October 2017. Prior to joining Tiffany, Mr. Smith worked in finance at General Electric for 15 years and as an auditor at KPMG for five years.
In connection with his employment as CFO, Mr. Smith will receive an annual base salary of $440,000, annual eligibility under the Company’s short term cash incentive plan equal to 70% of his annual salary at target and 200% of his annual target at maximum payout, annual long term incentive grants with a grant date value of $1,200,000, and he will be eligible to participate in the Company’s health, profit sharing, retirement and other benefit plans and programs generally offered to its executives.
No family relationships exist between Mr. Smith and any of the Company’s directors or other executive officers. There are no other arrangements between Mr. Smith and any other person pursuant to which Mr. Smith was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Smith has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	October 10, 2023	INTEGER HOLDINGS CORPORATION

		By:	/s/ McAlister C. Marshall, II
McAlister C. Marshall, II
Senior Vice President, General Counsel and Corporate Secretary